UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 23, 2006

GOLDSPRING, INC.
(Exact Name of Registrant as Specified in its Charter)

Florida	000-32429	65-0955118
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1200 American Flat Road, Gold Hill, Nevada 89440
(Address of principal executive offices) (Zip Code)

Registrant's Telephone Number, Including Area Code: (775) 847-5272

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a- 12 under the Exchange Act (17 CFR 240.14a- 12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 8.01. Other Events

SIGNATURES
EXHIBIT INDEX
EX-99.2

Item 8.01. Other Events.

On January 23, 2006, the United States Court of Appeals for the Ninth Circuit issued a Memorandum disposition in the matter of Faber v. Parent, reversing the Preliminary Injunction, which had been granted by the United States District Court for the District of Arizona on February 15, 2005 for Mr. Parent’s failure to comply with the requirements of Rule 52(a). The Court of Appeals ordered that the injunction shall remain intact for a reasonable period of time not to exceed 90 days or until an earlier date on which the district court enters a succeeding preliminary injunction. The Court of Appeals remanded the case to the district court to allow the district court to conduct further proceedings, which may include issuing a new preliminary injunction. A copy of Memorandum disposition is filed herewith as Exhibit 99.2 and is hereby incorporated by reference under this Item 8.01.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GOLDSPRING, INC.

February 1, 2006	By:	/s/ Robert T. Faber
Robert T. Faber
President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number

99.2	Memorandum disposition from the United States Court of Appeals for the Ninth Circuit in the matter of Faber v. Parent, D.C. No. CV-04-02960-EHC